                                                                    EXHIBIT 10bb

                      SHARE AND ASSET ACQUISITION AGREEMENT

                                     Between

                                 ANVIL MINING NL

                                       and

                       ANVIL INTERNATIONAL FINANCE LIMITED

                                       and

                            GOLDEN STAR RESOURCES LTD

                      SHARE AND ASSET ACQUISITION AGREEMENT

                                TABLE OF CONTENTS

      ARTICLE         TITLE                                                                             PAGE
      -------         -----                                                                             ----
      1.              Interpretation                                                                       4
      2.              Sale                                                                                 6
      3.              Purchase Price                                                                       7
      4.              AIFL and Anvil Representations and Warranties                                        8
      5.              GSR's Representations and Warranties                                                12
      6.              Survival of Representations and Warranties                                          13
      7.              Anvil and AIFL's Closing Conditions                                                 13
      8.              GSR's Closing Conditions                                                            14
      9.              Termination                                                                         15
      10.             Attornment and Proper Law                                                           15
      11.             Covenants of GSR                                                                    15
      12.             Notices                                                                             16
      13.             Confidentiality                                                                     16
      14.             Indemnification                                                                     17
      15.             Miscellaneous                                                                       17

      SCHEDULE        TITLE                                                                             PAGE
      --------        -----                                                                             ----
      A.              BGL Agreements                                                                      20
      B.              BGL Debt                                                                            21
      C.              Deed of Transfer                                                                    23
      D.              Deed of Assignment                                                                  26
      E.              Assignment and Novation Agreement                                                   29
      F.              BGL Security Documentation                                                          33
      G.              Certification of Non-Canadian Beneficial Ownership                                  35

THIS SHARE AND ASSET ACQUISITION AGREEMENT MADE THE 6TH DAY OF AUGUST, 2001.


AMONG:

              ANVIL MINING NL, a company organized and existing under the laws of Australia having its registered office at Ground Floor, 278 Stirling Highway, Claremont, Western Australia 6010, Australia

              (hereinafter referred to as "Anvil")

                                                               OF THE FIRST PART

AND:

              ANVIL INTERNATIONAL FINANCE LIMITED, a company organized and existing under the laws of Malta and having its registered office at 167 Merchants Street, Valetta, Malta

              (hereinafter referred to as "AIFL")

                                                              OF THE SECOND PART

AND:

              GOLDEN STAR RESOURCES LTD., a corporation amalgamated under the laws of Canada and having its registered office in Vancouver, Canada and its principal office at 10579 Bradford Road, Suite 103, Littleton, CO 80127-4247, U.S.A.

              (hereinafter referred to as "GSR")

                                                               OF THE THIRD PART


WHEREAS:

A. Pursuant to a Revised and Restated Agreement dated June 1, 1999, among Anvil, GSR and a number of vendors, AIFL and Bogoso Holdings ("BH") acquired 90% of the shares of Bogoso Gold Limited ("BGL") and all of the outstanding debt owed to the vendors by BGL;

B. In addition, GSR and Anvil entered into a Heads of Agreement dated April 30, 1999 providing for the joint management of the shares and debt acquired among other things;

C. GSR through its nominee, BH, now wishes to acquire Anvil and AIFL's interest, as the case may be, in the shares and debts of BGL and in the above agreements;

D. AIFL wishes to transfer its shares in BGL to GSR through its nominee, BH and GSR through its nominee, BH wishes to receive the above shares upon the terms and subject to the conditions set forth in this Agreement;

E. Anvil wishes to sell, assign and transfer certain debt it holds to GSR through its nominee, BH and GSR through its nominee, BH wishes to acquire the debt upon the terms and subject to the conditions set forth in this Agreement;

F. Anvil wishes to sell, assign and transfer its interests in the above agreements to GSR through its nominee, BH and GSR through its nominee, BH wishes to acquire the interests in the above agreements upon the terms and subject to the conditions set forth in this Agreement;

G. GSR has advised Anvil and AIFL that it is its intention that the shares, debts and interests in the agreements to be sold pursuant hereto be transferred by Anvil and AIFL at Closing to its nominee, BH.


NOW, THEREFORE, in consideration of the premises hereto and the covenants, warranties, representations, agreements and payments herein set forth and provided for, the parties hereto covenant and agree as follows:

                                   ARTICLE 1.
                                 INTERPRETATION

1.1 In this Agreement, including the premises hereto, this clause and each Schedule, the words and phrases set forth below shall having the meaning ascribed thereto, namely:

         (a) "Act" means the Canada Business Corporations Act, RSC 1985, c. C-44 (CA) as amended, together with all regulations promulgated pursuant thereto;

         (b) "Agreement" means this Share and Asset Acquisition Agreement dated the 6th day of August, 2001 among Anvil, AIFL and GSR, and the expressions "above", "below", "herein", "hereto", "hereof" and similar expressions refer to this Agreement;

         (c) "AIFL" means Anvil International Finance Limited, a corporation organized and existing under the laws of Malta;

         (d) "Anvil" means Anvil Mining NL, a corporation organized and existing under the laws of Australia;

         (e) "BGL" means Bogoso Gold Limited, a corporation organized and existing under the laws of the Republic of Ghana;

         (f) "BGL Agreements" means all of Anvil's entire right, title and interest in and to the agreements more particularly described in Schedule "A";

         (g) "BGL Assets" means collectively all of the interests whatsoever of Anvil and AIFL, as the case may be, in the BGL Shares, BGL Agreements and BGL Debt;

         (h) "BGL Debt" means the indebtedness of BGL to Anvil pursuant to the agreements listed in Schedule B together with all accrued interest, expenses and other monies owed by BGL to Anvil pursuant to such agreements which, as of the close of business on June 30, 2001, in the aggregate amounted to 22.2% of the total indebtedness of BGL to GSR and Anvil of $28,898,200, which equals $6,415,400;

         (i) "BGL Security Documentation" means the agreements with respect to the BGL Debt set forth in Schedule "F";

         (j) "BGL Shares" means 156,586 Class "A" shares of no par value of BGL held by AIFL;

         (k) "BH" means Bogoso Holdings, a corporation incorporated under the laws of the Cayman Islands;

         (l) "Business" means the business presently and heretofore carried on by BGL as a going concern;

         (m) "Business Day" means a week day, excluding all statutory holidays in the USA, Canada, Australia or Ghana;

         (n) "Closing" means the transfer of the BGL Assets and the payment of the Purchase Price and the completion of all matters incidental thereto;

         (o) "Closing Date" means 4:00 p.m., Calgary time, on August 20, 2001, or such later date as the parties agree in writing;

         (p)    "DEG" means DEG-Deutsche Investitions und
                Entwicklungsgcsellschaft mbH, a development finance institution organized and existing under the laws of the Federal Republic of Germany;

         (q) "Effective Date" means 12:01 a.m., Denver time, on August 20, 2001 for the Closing, or such later date as the parties may agree in writing;

         (r) "Encumbrance" means a mortgage, charge, pledge, lien, option, restriction, claim, equity, right of first refusal, right of pre-emption, third-party right or interest, other encumbrance or security interest of any kind, or another type of preferential arrangement (including, without limitation, a title transfer or retention arrangement) having similar effect;

         (s) "GSR" means Golden Star Resources Ltd., a corporation amalgamated under the Act;

         (t) "GSR Shares" means an aggregate of 3,000,000 common shares of GSR issued to AIFL and Anvil from the treasury of GSR at a deemed price of $0.40 per common share;

         (u) "IFC" means the International Finance Corporation, an international organization established by articles of agreement among its member countries;

         (v) "Place of Closing" means the offices of Field Atkinson Perraton located at 1900 First Canadian Centre, 350 - 7th Avenue S.W., Calgary, AB, Canada;

         (x)    "Purchase Price" shall have the meaning attributed to it in
                Article 3.1;

         (y) "Regulatory Approvals" means the approvals for the transactions contemplated herein, required from all regulatory bodies including any stock exchange, the United States Securities and Exchange Commission or any state authority having jurisdiction over securities matters generally.

1.2      Appended hereto are the following Schedules:

                Schedule "A"        -       BGL Agreements
                Schedule "B"        -       BGL Debt
                Schedule "C"        -       Deed of Transfer
                Schedule "D"        -       Deed of Assignment
                Schedule "E"        -       Assignment and Novation Agreement
                Schedule "F"                BGL Security Documentation
                Schedule "G"                Certificate

1.3 Wherever any provision of any Schedule to this Agreement conflicts with any provision in the body of this Agreement, the provisions of the body of this Agreement shall prevail. References herein to a Schedule shall mean a reference to the applicable Schedule to this Agreement. References in any Schedule to the "Agreement" shall mean a reference to this Agreement. References in any Schedule to another Schedule shall mean a reference to a Schedule to this Agreement.

1.4 References herein to a clause shall mean a reference to a clause within the body of this Agreement.

1.5 The headings of Articles, clauses and subclauses herein and in the Schedules are inserted for convenience of reference only and shall not affect or be considered to affect the construction of the provisions hereof.

1.6 In this Agreement, words importing persons include corporations and vice versa, words importing the masculine gender include the feminine and neuter genders and vice versa, and words importing the singular include the plural and vice versa.

1.7 All amounts of money which are referred to in this Agreement are expressed in lawful money of the United States of America unless otherwise specified.

                                   ARTICLE 2.
                                      SALE

2.1 AIFL agrees to sell and convey the BGL Shares it holds and GSR through its nominee, BH, agrees to purchase and receive the BGL Shares held by AIFL, all in accordance with and subject to the terms and conditions set forth in the Agreement.

2.2 From time to time after the Closing Date, AIFL shall execute and deliver or cause to be executed and delivered to GSR, such instruments of sale, transfer, conveyance, assignment and delivery, consents, assurances, powers of attorney and other instruments as may be reasonably requested by counsel for GSR, in addition to those the delivery of which are required at the Closing, in order to vest in GSR's nominee, BH, all right, title and interest of AIFL in and to the BGL Shares in order to carry out the purpose and intent of this Agreement, at no cost to AIFL. In that regard, the parties will enter into the form of deed of transfer attached hereto as Schedule "C" at Closing.

2.3 Anvil hereby agrees to sell and convey the BGL Debt and GSR through its nominee, BH, agrees to purchase and receive the BGL Debt, all in accordance with and subject to the terms and conditions set forth in the Agreement.

2.4 From time to time after the Closing Date, Anvil shall execute and deliver or cause to be executed and delivered to GSR, such instruments of sale, transfer, conveyance, assignment and delivery, consents, assurances, powers of attorney and other instruments as may be reasonably requested by counsel for

         GSR, in addition to those the delivery of which are required at the Closing, in order to vest in GSR's nominee, BH all right, title and interest of Anvil in and to the BGL Debt in order to carry out the purpose and intent of this Agreement, at no cost to Anvil. In that regard, the parties will enter into the form of deed of assignment attached hereto as Schedule "D" at Closing.

2.5 Anvil hereby agrees to assign, transfer and convey the BGL Agreements and GSR through its nominee, BH agrees to purchase and receive the BGL Agreements, all in accordance with and subject to the terms and conditions set forth in the Agreement.

2.6 From time to time after the Closing Date, Anvil shall execute and deliver or cause to be executed and delivered to GSR, such instruments of sale, transfer, conveyance, assignment and delivery, consents, assurances, powers of attorney and other instruments as may be reasonably requested by counsel for GSR, in addition to those the delivery of which are required at the Closing, in order to vest in GSR's nominee, BH, all right, title and interest of Anvil in and to the BGL Agreements in order to carry out the purpose and intent of this Agreement, at no cost to the Anvil. In that regard, the parties will enter into the form of assignment and novation agreement attached hereto as Schedule "E" at Closing.

                                   ARTICLE 3.
                                 PURCHASE PRICE

3.1      (a)    The  Purchase  Price to be paid by GSR to AIFL for the BGL
                Shares is $1.00  payable by GSR in cash on the Closing Date.

         (b) The Purchase Price to be paid by GSR to Anvil for the BGL Debt and BGL Agreements held by Anvil is One Million Two Hundred Thousand ($1,200,000) Dollars payable by GSR issuing the GSR Shares to Anvil on the Closing Date.

3.2 The purchase and sale of BGL Assets contemplated herein shall be effective as of the Effective Date. Possession, beneficial ownership and risk of and title to the BGL Shares shall pass from AIFL to GSR's nominee, BH on and be effective on the Closing Date. Possession, beneficial ownership and risk of and title to the BGL Debt and BGL Agreements shall pass from Anvil to GSR's nominee, BH on and be effective on the Closing Date.

3.3      Anvil and AIFL each acknowledge and agree that:

         (a) the GSR Shares are issued pursuant to Ontario Securities Commission Policy 1.5 and will be legended as follows:

                      "The Common Shares represented hereby are subject to a hold period and are not transferable until 90 days after the Closing date.

                and

         (b) the issuance of the GSR Shares is subject to the policies, rules and by-laws of any regulatory body including The Toronto Stock Exchange. Anvil and AIFL agree to be bound by and comply with all of the policies, rules and by-laws of any regulatory body in regard to the GSR Shares, and to comply with all laws and securities regulations in respect of the trading of the GSR Shares.



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

3.4 GSR shall cause to be delivered to Anvil at Closing an interim certificate or certificates representing all the GSR Shares and will cause the GSR Shares to be duly recorded on the books of GSR in the name of Anvil. Anvil acknowledges that the original certificate or certificates representing all the GSR Shares will be held by GSR, and will be released upon the receipt from Anvil of one manually signed and completed copy of the certificate attached hereto and marked as Schedule "G". GSR will take all other action required to constitute and evidence Anvil as the holder of the GSR Shares. The delivery of such GSR Shares shall be against receipt of the BGL Debt and BGL Agreements from Anvil.

                                   ARTICLE 4.
                  AIFL AND ANVIL REPRESENTATIONS AND WARRANTIES

4.1 To induce GSR to enter into this Agreement and complete the transactions contemplated herein, AIFL and Anvil hereby jointly and severally represent and warrant to and in favour of GSR now as provided in Article 4, which representations and warranties will be true and correct as at the date hereof and as of the Closing Date.

4.2      (a)    AIFL is the only legal and beneficial owner of the BGL shares.
                The BGL Shares held by AIFL are free of all security interests, pledges, claims, mortgages, charges, liens, other encumbrances, charges or restrictions of any kind other than the Government of Ghana's right to its carried interest and the pledge of 156,586
                BGL Shares to Bogoso Holdings, and no other person, firm or corporation has any agreement, option or right capable of becoming an agreement for the purchase from AIFL of any of the BGL Shares held by AIFL except as provided herein, and AIFL is entitled to sell the BGL Shares it holds as provided in this Agreement;

         (b) Anvil is the only legal and beneficial owner of the BGL Debt and BGL Agreements. The BGL Debt and BGL Agreements held by Anvil are free of all security interests, pledges, claims, mortgages, charges, liens, other encumbrances, charges or restrictions of any kind, other than the pledge to GSR, and no other person, firm or corporation has any agreement, option or right capable of becoming an agreement for the purchase from Anvil of any of the BGL Debt and BGL Agreements held by Anvil and Anvil is entitled to sell the BGL Debt and BGL Agreements it holds as provided in this Agreement.

4.3      (a)    AIFL has good right, full power and absolute authority to
                bargain, sell, transfer and assign the BGL Shares to GSR or its nominee, BH, upon receipt of approval from the Ghana Government and the Bank of Ghana, for the purposes and in the manner contemplated by this Agreement;

         (b) Anvil has good right, full power and absolute authority to bargain, sell, transfer and assign the BGL Debt and BGL Agreements to GSR or its nominee, BH, for the purposes and in the manner contemplated by this Agreement.

4.4      (a)    AIFL has done no act or thing, nor is aware of any act or thing having been done, whereby any of its interest in and to the BGL
                Shares may be cancelled or determined;

         (b) Anvil has done no act or thing, nor is aware of any act or thing having been done, whereby any of its interest in and to the BGL Debt and BGL Agreements may be cancelled or determined.

4.5      (a)    There are no actions or lawsuits in existence nor is AIFL aware of any pending or threatened claim, action or lawsuit against or with respect to the BGL Shares or AIFL's interest therein;

         (b) There are no actions or lawsuits in existence nor is Anvil aware of any pending or threatened claim, action or lawsuit against or with respect to the BGL Debt and BGL Agreements or Anvil's interest therein.

4.6      (a)    No action or proceeding has been commenced or filed by or
                against Anvil or which seeks or may lead to receivership, bankruptcy, a consumer proposal or any other similar proceeding in respect of Anvil, the adjustment, compromise or composition of claims against Anvil or the appointment of a trustee, receiver, liquidator, custodian, or other similar officer for Anvil or any portion of its assets. No such action or proceeding has been authorized or is being considered by or on behalf of Anvil and no creditor or equity security holder of Anvil has threatened to commence or advise that it may commence, any such action or proceeding;

         (b) No action or proceeding has been commenced or filed by or against AIFL or which seeks or may lead to receivership, bankruptcy, a consumer proposal or any other similar proceeding in respect of AIFL, the adjustment, compromise or composition of claims against AIFL or the appointment of a trustee, receiver, liquidator, custodian, or other similar officer for AIFL or any portion of its assets. No such action or proceeding has been authorized or is being considered by or on behalf of AIFL and no creditor or equity security holder of AIFL has threatened to commence or advise that it may commence, any such action or proceeding.

4.7      (a)    Anvil has all requisite corporate power and authority to enter into this Agreement and to perform each of Anvil's obligations under this Agreement;

         (b) AIFL has all requisite corporate power and authority to enter into this Agreement and to perform each of AIFL's obligations under this Agreement.

4.8      (a)    All necessary corporate action has been taken by Anvil to
                authorize the execution and delivery by Anvil of this Agreement and all other agreements and instruments contemplated by this Agreement;

         (b) All necessary corporate action has been taken by AIFL to authorize the execution and delivery by AIFL of this Agreement and all other agreements and instruments contemplated by this Agreement.

4.9      (a)    The execution, delivery and performance hereof by AIFL will not contravene or violate (a) the articles of incorporation or by-laws of AIFL; (b) any law, rule or regulation to which AIFL is subject or (c) any judgment, order, writ, injunction or decree of any court, arbitrator or governmental or regulatory official, body or authority which is applicable to AIFL; nor will such execution, delivery or performance violate, be in conflict with or result in the breach (with or without the giving of notice or lapse of time, or both) of any term, condition or provision of, or require the consent of any other party to, any contract, commitment, agreement, lease, license, permit, authorization, document or other understanding, oral or written, to or by which AIFL is a party or otherwise bound or affected.

         (b) The execution, delivery and performance hereof by Anvil will not contravene or violate (a) the articles of incorporation or by-laws of Anvil, (b) any law, rule or regulation to which Anvil is subject or (c) any judgment, order, writ, injunction or decree of any court, arbitrator or governmental or regulatory official, body or authority which is applicable to Anvil; nor will such execution, delivery or performance violate, be in conflict with or result in the breach (with or without the giving of notice or lapse of time, or both) of any term, condition or provision of, or require the consent of any other party to, any contract, commitment, agreement, lease, license, permit, authorization, document or other understanding, oral or written, to or by which Anvil is a party or otherwise bound or affected.

4.10     (a)    This Agreement has been duly executed and delivered by Anvil and all documents required hereunder to be executed and delivered by Anvil shall have been duly executed and delivered, and this Agreement does and such documents will, constitute legal, valid and binding obligations of Anvil enforceable in accordance with their respective terms;

         (b) This Agreement has been duly executed and delivered by AIFL and all documents required hereunder to be executed and delivered by AIFL shall have been duly executed and delivered, and this Agreement does and such documents will, constitute legal, valid and binding obligations of AIFL enforceable in accordance with their respective terms.

4.11     (a)    Anvil has not incurred any obligation or liability contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which GSR shall have any obligation or liability except as disclosed;

         (b) AIFL has not incurred any obligation or liability contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which GSR shall have any obligation or liability except as disclosed.

4.12 Anvil acknowledges that the execution of this Agreement and the delivery to it of the GSR Shares has been or will be made in reliance upon and is conditional upon the following representations, warranties, acknowledgements and covenants of Anvil:

         (a) it has not received, nor has it requested, nor does it have any need to receive, any offering memorandum or any other document (other than any other documents the content of which is prescribed by statute or regulation) describing the business and affairs of GSR which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the GSR Shares and was not accompanied by any advertisement in print of the GSR Shares, and it has not become aware of any advertisement in printed media of general and regular paid circulation, or on radio or television or the Internet with respect to the distribution of the GSR Shares;

         (b) it has been independently advised as to restrictions with respect to trading in the GSR Shares imposed by applicable securities legislation in the jurisdiction in which it resides, confirms that no representation has been made to it by or on behalf of GSR with respect thereto, acknowledges that it is aware of the characteristics of the GSR Shares, the risks relating to an investment therein and of the fact that it may not be able to resell the GSR Shares except in accordance with limited exemptions under applicable securities legislation and regulatory policy;

         (c) it is aware that no prospectus has been filed with any securities commission in connection with the sale of the GSR Shares and it is purchasing the GSR Shares pursuant to a statutory exemption from the prospectus requirements under applicable securities laws and as a consequence to it wherever resident: (i) it is restricted from using most of the civil remedies available under securities legislation; (ii) it may not receive information that would otherwise be required to be provided to it under securities legislation; and (iii) GSR is relieved of certain obligations that would otherwise apply under securities legislation;

         (d) Anvil is a resident at the place indicated on the face page of this Agreement;

         (e) Anvil is purchasing the GSR Shares as principal for its own account, not for the benefit of any other person;

         (f) Anvil is capable of assessing the proposed investment as a result of the Anvil's financial or investment experience and is able to bear the economic loss of its investment;

         (g) Anvil has been advised to consult its own legal advisors with respect to applicable resale restrictions and it is solely responsible (and GSR is not in any way responsible) for compliance with applicable resale restrictions;

         (h) it is aware that the GSR Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and that these securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration;

         (i) it is not a "U.S. Person" (as that term is defined by Regulation S under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States) and is not acquiring the GSR Shares for the account or benefit of a U.S. Person or a person in the United States;

         (j) the GSR Shares have not been offered to Anvil in the United States, and the individuals making the order to purchase the GSR Shares and executing and delivering this Agreement on behalf of Anvil were not in the United States when the transaction was agreed to and this Agreement was executed and delivered;

         (k) it undertakes and agrees that it will not offer or sell the GSR Shares in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that it will not resell the GSR Shares, except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules; and

         (l) unless disclosed to GSR in writing prior to the Closing Date, Anvil is not a "control person" of GSR as defined in the Securities Act (Ontario) and will not become a "control person" of GSR, by virtue of the acquisition of the GSR Shares subscribed for pursuant to this Agreement and does not intend to act in concert with any other person to form a control group.

4.13     Anvil further represents, warrants, covenants and agrees:

         (a) it is not a resident of Canada or the United States of America and, if it is purchasing as agent or trustee, no beneficial purchaser for whom it is acting is a resident of Canada or the United States of America;

         (b) the Common Shares are not qualified for sale in any jurisdiction in Canada or the United States of America;

         (c) the Common Shares purchased by it hereunder may not be sold and will not be sold in Canada or to any resident of Canada for the period of 90 days from the Closing Date (the "Term Date");

         (d) the certificates evidencing the Common Shares purchased by it hereunder will bear a legend referring to the restrictions on resale described in subparagraph (c) above and the registrar and transfer agent of the Common Shares will be required to not register any transfer of the Common Shares purchased by Anvil hereunder in the name of any resident of Canada for the period referred to in subparagraph (c) above; and

         (e) it complies with the provisions of all applicable securities legislation in the jurisdiction of its residence and will provide such evidence of compliance therewith as GSR may request.

                                   ARTICLE 5.
                      GSR'S REPRESENTATIONS AND WARRANTIES

5.1 To induce the AIFL and Anvil to enter into this Agreement and complete the transactions contemplated herein, GSR hereby represents and warrants to and in favour of AIFL and Anvil, now as provided in Article 5 which representations and warranties shall also have been true and will be true and correct as at the date hereof and the Closing Date as the case may be.

5.2 It has been duly incorporated and validly exists as a corporation in good standing under the laws of its jurisdiction of incorporation.

5.3 It has duly obtained all corporate authorizations for the execution of this Agreement and for the performance of this Agreement by it, and the consummation of the transaction herein contemplated by it will not conflict with or result in any breach of any covenants or agreements contained in, or constitute a default under, or result in the creation of any encumbrance under the provisions of the Articles or the constating documents of it or any shareholders' or directors' resolution, indenture, agreement or other instrument whatsoever to which it is a party or by which it is bound.

5.4 The GSR Shares to be issued to Anvil, pursuant to this Agreement, shall be duly issued as fully paid and non-assessable.

5.5 Except as disclosed in GSR's: (a) 10K filing for the year ended December 31, 2000; (b) 10Q filing for the three months ended March 31, 2001; and (c) press releases issued to the date hereof, there are no agreements, arrangements or understandings in force or securities issued that call for the present or future issue of, or grant to any person the right to require the issue of, any shares or other securities in GSR.

5.6 The information made available to Anvil in relation to GSR provides a true and fair view of GSR, its assets, liabilities and prospects, and GSR is not in possession of any relevant information which has not been disclosed to Anvil.

                                   ARTICLE 6.
                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

6.1 Notwithstanding anything to the contrary herein expressed or implied, it is expressly agreed and understood that the covenants, representations and warranties set forth in Articles 4 and 5 are true on the date hereof, and the Closing Date, and notwithstanding the Closing, or deliveries of covenants, representations and warranties in any other agreements at the Closing, or prior or subsequent thereto, or investigations by the parties hereto or their counsel, the covenants, representations and warranties along with all rights of action in connection therewith, set forth in Articles 4 and 5 shall survive the Closing for the benefit of the parties hereto for a period of one (1) year from the Closing Date and shall be deemed to apply to the transfer of the BGL Assets.

                                   ARTICLE 7.
                       ANVIL AND AIFL'S CLOSING CONDITIONS

7.1 The obligation of Anvil and AIFL to complete the transfer of the BGL Assets pursuant to this Agreement is subject to the satisfaction at or prior to the Closing Date of the following conditions precedent:

         (a) all representations and warranties of the GSR contained in this Agreement shall be true and have been complied with in all material respects at and as of the date hereof and the Closing Date, GSR shall have tendered to Anvil and AIFL a certificate from a senior officer of GSR to such effect, and GSR shall have performed and satisfied all covenants required by this Agreement to be performed and satisfied by GSR at or prior to, Closing Date, or will be caused to occur after the Closing Date;

         (b) GSR shall have tendered to AIFL and Anvil the Purchase Price payable at the Closing Date;

         (c) at the Closing Date, no action or proceeding shall have been instituted or threatened by any one before any court or governmental agency to obtain damages in respect of this Agreement and no litigation or proceeding shall be pending or threatened to restrain, set aside or invalidate the transactions contemplated by this Agreement;

         (d) except as shall have been approved in writing by Anvil, there shall not have occurred between the date hereof and the Closing Date any damage to or alteration in or to the GSR Shares (including, without limitation, an amendment to any agreement or instrument forming a part thereof) which, in Anvil's reasonable opinion, would materially adversely affect the value of the GSR Shares and GSR shall, on the Closing Date, deliver to Anvil a certificate of a senior officer of GSR, dated as of the Closing Date, stating that, except as has been approved in writing by Anvil, no damage or alteration has occurred during such period;

         (e) as at the Closing Date, there shall have been obtained the written consents and approvals, in form and substance satisfactory Anvil, acting reasonably, of any governmental or regulatory agency or person whose consent to the transactions, contemplated herein is required.

7.2 The forgoing conditions contained in clauses 7.1 shall be for the benefit of Anvil and AIFL, and may, without prejudice to any rights of Anvil and AIFL hereunder, be waived by Anvil and AIFL in writing, in whole or in part, at any time. In case any of the said conditions shall not be complied with through no act, default or omission of Anvil and AIFL or waived by Anvil and AIFL at or before the Closing Date, Anvil and AIFL, may rescind and terminate this Agreement by written notice to GSR.

                                   ARTICLE 8.
                            GSR'S CLOSING CONDITIONS

8.1 The obligation of GSR to complete the transfer of the BGL Assets pursuant to this Agreement is subject to the satisfaction at or prior to the Closing Date of the following conditions precedent:

         (a) all covenants, representations and warranties of Anvil and AIFL contained in this Agreement shall be true and have been complied with in all material respects at and as of the date hereof and the Closing Date and each of Anvil and AIFL shall have tendered to GSR a certificate (in the case of a corporation a certificate of a senior officer) of each of Anvil and AIFL, as the case may be, dated as of the Closing Date to such effect, and Anvil and AIFL shall have performed and satisfied all covenants required by this Agreement to be performed and satisfied by Anvil and AIFL at or prior to the Closing Date;

         (b) except as shall have been approved in writing by GSR, there shall not have occurred between the date hereof and the Closing Date any damage to or alteration in or to the BGL Assets (including, without limitation, an amendment to any agreement or instrument forming a part thereof) which, in GSR's reasonable opinion, would materially adversely affect the value of the BGL Assets and each of Anvil and AIFL shall, on the Closing Date, deliver to GSR a certificate of a senior officer of each of Anvil and AIFL, dated as of the Closing Date, stating that, except as has been approved in writing by GSR, no damage or alteration has occurred during such period;

         (c) the BGL Assets shall be free of any and all encumbrances, liens, charges and demands of whatsoever nature except as disclosed herein;

         (d) no action or proceeding shall have been instituted or threatened by any one before any court or governmental agency to obtain damages in respect of this Agreement or to restrain or prohibit the consummation of the transactions contemplated herein;

         (e) GSR shall have received the approval of its board of directors to the execution and delivery of this Agreement and to the transactions contemplated herein;

         (f) GSR shall have received the approval of its shareholders to the execution and delivery of this Agreement and to the transactions contemplated herein;

         (g) as at the Closing Date, there shall have been obtained the written consents and approvals, in form and substance satisfactory GSR, acting reasonably, of any governmental or regulatory agency or person whose consent to the transactions, contemplated herein is required;

         (h) the board of directors of BGL shall have approved the transfer of the BGL Shares from AIFL to GSR;

         (i) on the Closing Date, Anvil and AIFL shall make available to GSR the written resignation of William Stuart Turner, as a director of BGL, effective as of the Closing Date.

8.2 The foregoing conditions contained in clause 8.1 shall be for the benefit of GSR and may, without prejudice to any of the rights of GSR hereunder, be waived by GSR in writing, in whole or in part, at any time, provided GSR may not waive the existence and operation of any preferential right to purchase any of the BGL Assets. In case any of the said conditions shall not be complied with through no act, default or omission of GSR or waived by GSR at or before the Closing Date, GSR may rescind and terminate this Agreement by written notice to Anvil or AIFL, as the case may be.

                                   ARTICLE 9.
                                   TERMINATION

9.1 In the event that this Agreement is terminated pursuant to any of clauses 7.2 or 8.2, each party hereto shall be released from all obligations hereunder and each party hereto shall take all reasonable action to return each of the other parties hereto to the position relative to the BGL Assets which such party occupied prior to the execution hereof, it being understood that Anvil, AIFL and GSR will each bear all costs incurred by it prior to such termination.

                                   ARTICLE 10.
                            ATTORNMENT AND PROPER LAW

10.1 This Agreement shall be exclusively subject to and be interpreted, construed and enforced in accordance with the laws in effect in the State of Colorado. Each party hereto irrevocably attorns to the exclusive jurisdiction of the courts of the State of Colorado and all courts of appeal therefrom.

                                   ARTICLE 11.
                                COVENANTS OF GSR

11.1 GSR covenants and agrees with Anvil and AIFL, until the purchase and sale of the BGL Assets becomes effective, and except with the prior written approval of Anvil and AIFL;

         (a) not to declare, pay or set aside in respect of its capital any dividends or other distribution or payment by way of return of capital, and not to pay any stock dividend or make any reclassification in respect of its outstanding shares;

         (b) not to purchase or otherwise acquire for any consideration any outstanding shares of its capital stock;

         (c) not to alter or amend, in any way, its articles as the same existed at the date of this Agreement, and to maintain its corporate existence under the laws of Canada;

         (d) to use its best efforts to obtain all necessary consents, assignments, waivers or amendments or terminations to any instruments or take such other measures as may be appropriate to fulfil its obligations under and to carry out the transactions contemplated by this Agreement; and

         (e) not to engage in any business, enterprise or other activity materially different from that carried on by it at the date of this Agreement or to enter into any transaction or incur any obligation not in the ordinary course of business or any transaction with a party or parties with whom GSR does not deal at arm's length

         (f) to advise Anvil and AIFL of any material adverse effect on GSR or any circumstances which are likely to result in such an effect on the GSR Shares.

                                   ARTICLE 12.
                                     NOTICES

12.1 Any notice, request, claim, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given if delivered personally or sent by telegram, by registered or certified mail, postage prepaid, telecopied, facsimiled, or by recognized courier service, as follows:

         (a)    IF TO AIFL AT:

                ANVIL INTERNATIONAL FINANCE LIMITED
                Ground Floor 278 Stirling Highway
                Claremont, Western Australia  6010
                Australia

                Attention: William S. Turner, Executive Director

         (b)    IF TO ANVIL:

                Anvil Mining NL
                Ground Floor 278 Stirling Highway
                Claremont, Western Australia  6010
                Australia

                Attention: William S. Turner, Executive Director

         (c)    IF TO GSR:

                GOLDEN STAR RESOURCES LTD.
                10579 Bradford Road, Suite 103
                Littleton, Colorado 80127-4247 U.S.A.

                Attention:  Allan Marter, Chief Financial Officer

         or to such other address as the person to whom notice is to be given may have specified in a notice duly given to the sender as provided herein. Such notice, request, claim, demand, waiver, consent, approval or other communication shall be deemed to have been given as of the date so delivered, telegraphed, telecopied, facsimiled, mailed or dispatched and, if given by any other means, shall be deemed given only when actually received by the addressees.

                                   ARTICLE 13.
                                 CONFIDENTIALITY

13.1 The parties to this Agreement shall keep confidential all books, records, files and other information supplied by any party to one of the other parties or to their employees, agents or representative in connection with this Agreement including all analyses, reports, studies or other documents prepared by a party or its employees, agents or representatives, which contain information from, or otherwise reflects such books, records, files or other information. The parties shall not and shall ensure that their employees, agents or representatives do not disclose, divulge, publish, transcribe, or transfer such information, all or in part, without the prior written consent of the other parties, which may not be arbitrarily withheld and which shall not apply to such information or any part thereof to the extent that:

         (a) prior to its receipt by a party such information was already in the possession of such party or its employees, agents or representatives; or

         (b) in respect of such information required to be publicly disclosed pursuant to applicable securities or corporate laws.

                                   ARTICLE 14.
                                 INDEMNIFICATION

14.1 Anvil and AIFL hereby jointly and severally covenant and agree with GSR and GSR hereby covenants and agrees with each of Anvil and AIFL (the party or parties so covenanting and agreeing to indemnify another party or parties hereinafter in this article referred to as the "Indemnifying Party" and the party or parties so to be indemnified being hereinafter called the "Indemnified Party") to indemnify and save harmless the Indemnified Party, effective as and from the Closing, from and against any claims, demands, actions, causes of action, damages, loss, costs, liability or expense (hereinafter in this article called "Claims") which may be made or brought against the Indemnified Party and/or which it may suffer or incur as a result of, in respect of, or arising out of any non-fulfilment of any covenant or agreement on the part of the Indemnifying Party under this Agreement or any incorrectness in or breach of any representation or warranty of the Indemnifying Party contained herein or in any certificate or other document furnished by the Indemnifying Party pursuant hereto.

14.2 The indemnity provided in this Article 14 shall survive the completion of the sale and purchase of the BGL Assets herein provided for, and notwithstanding such completion such covenants shall continue in full force and effect without limitation as to time.

                                   ARTICLE 15.
                                  MISCELLANEOUS

15.1 This Agreement shall supersede and replace any and all prior agreements between the parties hereto relating to the sale and purchase of the BGL Assets and may be amended only by written instrument signed by all parties hereto.

15.2 This Agreement (including all Schedules hereto) comprises the entire agreement between the parties hereto. There is no representation, warranty or collateral agreement relating to the sale and purchase of the BGL Assets except as expressly set forth herein.

15.3 Anvil, AIFL and GSR shall cooperate with each other in releasing information concerning this Agreement and the transactions contemplated herein, and shall furnish to and discuss with the other party drafts of all press and other releases prior to publication. Nothing contained herein shall prevent any party at any time from furnishing information to any governmental agency or regulatory authority or to the public if required by applicable law. Nothing herein contained shall prevent Anvil and AIFL from furnishing information relating to the said transaction nor the identity of GSR in connection with preferential rights of purchase, rights of first refusal and similar restrictions.

15.4 GSR makes no representations regarding the tax consequences to Anvil and AIFL of the transactions contemplated by this Agreement. Anvil and AIFL acknowledge that they have been advised of the tax consequences of the transactions contemplated by this Agreement by their own tax advisers, and that they are relying on their tax advisers in determining their respective tax consequences in connection with the transactions contemplated in this Agreement.

15.5 Time shall, in all respects, be of the essence in this Agreement. Notwithstanding that time is of the essence, should the parties fix new dates for the performance of any of their respective obligations hereunder, time shall again be of the essence of this Agreement.

15.6 This Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective successors, receivers, receiver managers, trustees and permitted assigns.

15.7 No party may assign its rights or obligations under this Agreement other than the assignment of GSR's rights and obligations under this Agreement to BH without the prior written consent of all other parties hereto, which consent will not be unreasonably withheld.

15.8 Should any provision or condition of this Agreement become illegal or not enforceable, it or they shall be considered separate and severable from the Agreement and the remaining provisions and conditions of this Agreement shall remain force and be binding upon the parties hereto as though the provisions or conditions had never been included.

15.9 GSR will be responsible for any stamp duties payable as a result of this Agreement.

15.10 Each party shall be responsible for its own legal and audit fees and other charges incurred in connection with the purchase and sale of the BGL Assets, the preparation of this Agreement and all negotiations between the parties and the consummation of the transactions contemplated hereby.

15.11 All covenants and agreements contained herein shall survive the closing of the purchase and sale of shares herein provided for and notwithstanding such closing, continue and remain in full force and effect unless the same shall have been waived by the parties hereto on or before the Closing Date. The provisions of this article shall not apply to the representations and warranties referred to in Articles 4 and 5.

15.12 This Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and, notwithstanding their date of execution, shall be deemed to bear the date as of the date above written. Execution and delivery of counterparts of this Agreement by facsimile by any party shall be binding on all parties to this Agreement.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

                                           ANVIL MINING NL


                                           Per:
                                               --------------------------------

                                           ANVIL INTERNATIONAL FINANCE LIMITED


                                           Per:
                                               --------------------------------

                                           GOLDEN STAR RESOURCES LTD.


                                           Per:
                                               --------------------------------

                SCHEDULE "A" TO THE SHARE AND ASSET ACQUISITION AGREEMENT DATED AUGUST 6, 2001, AMONG ANVIL MINING NL, ANVIL INTERNATIONAL FINANCE LIMITED AND GOLDEN STAR RESOURCES LTD.

                                 BGL AGREEMENTS



1. Revised and Restated Agreement for the Sale and purchase of Debt and 90% of the Shares of Bogoso Gold Limited dated June 1, 1999 among Anvil, GSR and the vendors.

2.       Heads of Agreement dated April 30, 1999 between Anvil and GSR.

3. Two Secured Notes dated September 30, 1999 by which Anvil International Finance Limited promise to pay Golden Star Resources Ltd. the amounts of $1,443,000.22 and $487,901.80, secured by the Pledge Agreement.

4. Pledge of Shares Agreement between Anvil International Finance Limited and Bogoso Holdings, dated February 24, 2000.

                SCHEDULE "B" TO THE SHARE AND ASSET ACQUISITION AGREEMENT DATED AUGUST 6, 2001, AMONG ANVIL MINING NL, ANVIL INTERNATIONAL FINANCE LIMITED AND GOLDEN STAR RESOURCES LTD.

                                    BGL DEBT


PART 1 - DEG LOAN DOCUMENTATION

1. A loan agreement dated 8 January 1990 made between DEG and BGL (the "DEG Loan Agreement") pursuant to which DEG agreed, on the terms and subject to the conditions stated therein, to make available to BGL a loan of up to DM 25,000,000 ("DEG Loan") to finance the Project (as defined therein).

2. A rescheduling agreement dated 4 March 1994 made between BGL and DEG (the "Rescheduling Agreement"), pursuant to which DEG agreed, on the terms and subject to the conditions therein, to amend the terms and conditions of the DEG Loan under the DEG Loan Agreement.


PART 2 - IFC LOAN DOCUMENTATION

1. A loan agreement dated 19 December 1989 made between BGL and IFC ("IFC Investment Agreement") pursuant to which IFC agreed, on the terms and subject to the conditions stated therein, to lend to BGL the sum of US$43,000,000 (the "IFC Loan") to finance the Project (as defined therein).

2. A rescheduling agreement dated 4 March 1994 (herein called the "IFC Rescheduling and Amendatory Agreement") made between IFC and BGL pursuant to which IFC agreed, on the terms and subject to the conditions therein, to amend the terms and conditions of the IFC Loan and the IFC Investment Agreement.


PART 3 - SHAREHOLDER ADVANCES DOCUMENTATION

1. An agreement (the "Shareholders Financing Agreement") dated 27 November 1989 made between BGL, the Republic of Ghana, IFC, the Central Bank, Billiton B.V. and Sikaman Gold Resources Limited as amended and supplemented by a certain supplemental agreement (the "Supplemental Agreement") dated 18 January 1990 between the same parties, pursuant to which, inter alia, IFC agreed to make available to BGL, and BGL agreed to borrow, additional loans comprising Shareholder Advances (as defined therein) and, if necessary, Shareholder Deficiency Advances (as defined therein).

2. An amendment agreement (the "Revised Shareholders Financing Agreement") dated 22 March 1994 made between BGL, IFC, DEG, the Republic of Ghana, the Bank of Ghana and Billiton B.V. pursuant to which Shareholders (as defined therein) agreed, on the terms and subject to the conditions therein, to amend the terms and conditions applicable to the Shareholder Advances and Shareholder Deficiency Advances under the Shareholders Financing Agreement (as amended and supplemented by the Supplemental Agreement).

3. Deed of Assignment dated September 30, 1999 between DEG, Anvil and Bogoso Holdings.

4. Deed of Assignment dated September 30, 1999 between IFC, Anvil and Bogoso Holdings.

PART 4 - HEADS OF AGREEMENT

1. Under the Heads of Agreement dated April 30, 1999 between Anvil and GSR, GSR advanced to Anvil its share of the Acquisition Costs, as defined therein, pursuant to the original acquisition by Anvil and GSR of the BGL Shares and BGL Debt.

                SCHEDULE "C" TO THE SHARE AND ASSET ACQUISITION AGREEMENT DATED AUGUST 6, 2001, AMONG ANVIL MINING NL, ANVIL INTERNATIONAL FINANCE LIMITED AND GOLDEN STAR RESOURCES LTD.


                                DEED OF TRANSFER

                                DEED OF TRANSFER



DEED OF TRANSFER is made this o day of o, 2001

BETWEEN

                  ANVIL INTERNATIONAL FINANCE LIMITED, a company organized and existing under the laws of Malta and having its registered office at 167 Merchants Street, Valetta, Malta (the "TRANSFEROR") of the one part

AND

                  BOGOSO HOLDINGS ("BH") (THE "ASSIGNEE"), a company incorporated under the laws of Cayman Islands and having its registered office at 5th Floor, Butterfields House, Fort Street, P.O. Box 219G, Georgetown, Grand Cayman, Cayman Islands

WHEREAS

     A. Bogoso Gold Limited (the "COMPANY"), previously known as "Canadian Bogosu Resources Ltd.", was incorporated in the Republic of Ghana on June 12, 1986 as a limited company under the Companies Code 1963 (Ghana).

     B. By a share and asset acquisition agreement dated August 6, 2001 (the "PURCHASE AGREEMENT"), the Transferor has agreed to sell to the Transferee, certain "A" shares of no par value in the Company for the aggregate consideration of $1.

     C. The Transferor is the registered holder of 156,586 "A" shares of no par value in the Company (the "SHARES"), representing on a fully diluted basis 22.2% of the capital stock of the Company, and the Transferor is entitled to and is desirous of transferring the full legal and beneficial ownership of, in and to the Shares to the Transferee.

     D. The board of directors of the Company has approved the transfer of the Shares from the Transferor to the Transferee and has further resolved that the Transferee be entered in the register of members of the Company as holder of the Shares and that a share certificate be issued to the Transferee.

NOW THIS DEED WITNESSES AS FOLLOWS:

     1. For the consideration stated in recital B herein, the Transferor hereby transfers 156,586 Shares to the Transferee subject to the conditions attached to these Shares and assigns to the Transferee such of its rights, benefits and interests as relate to the Shares.

     2. On or at any time after the date first above written the Transferor shall execute and deliver all such documents and do all such further acts as the Transferee reasonably requires in order to perfect the rights, title and interest of the Transferee in the Shares.

     3. Article 10 (Attornment and Proper Law) of the Purchase Agreement shall be incorporated in this Deed of Transfer, mutatis mutandis.

     4.  This Deed of Transfer is entered into subject to the Purchase
         Agreement.

     5. This Deed of Transfer may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and, notwithstanding their date of execution, shall be deemed to bear the date as of the date above written. Execution and delivery of counterparts of this Deed of Transfer by facsimile by any party shall be binding on all parties to this Deed of Transfer.

     6. This Deed of Transfer shall enure to the benefit of and be binding upon the parties and their successors and permitted assigns.


IN WITNESS WHEREOF, the parties have executed this Deed of Transfer as of the date first above written.

                                           ANVIL INTERNATIONAL FINANCE LIMITED


                                           PER:
                                               --------------------------------


                                           BOGOSO HOLDINGS


                                           PER:
                                               --------------------------------

                SCHEDULE "D" TO THE SHARE AND ASSET ACQUISITION AGREEMENT DATED AUGUST 6, 2001, AMONG ANVIL MINING NL, ANVIL INTERNATIONAL FINANCE LIMITED AND GOLDEN STAR RESOURCES LTD.


                               DEED OF ASSIGNMENT

                               DEED OF ASSIGNMENT

THIS DEED OF ASSIGNMENT is made this o day of o, 2001,

BETWEEN:

ANVIL MINING NL (THE "ASSIGNOR"), a company organized and existing under the laws of Australia and having its registered office at Ground Floor, 278 Stirling Highway, Claremont, Western Australia, 6010, Australia

and

              BOGOSO HOLDINGS ("BH") (THE "ASSIGNEE"), a company incorporated under the laws of Cayman Islands and having its registered office at 5th Floor, Butterfields House, Fort Street, P.O. Box 219G, Georgetown, Grand Cayman, Cayman Islands

WHEREAS:

The parties hereto have agreed that the Assignor shall assign to the Assignee its rights, title and interest in and to the BGL Debt (as defined in the share and asset acquisition agreement dated August 6, 2001 among the Assignor, GOLDEN STAR RESOURCES LTD. ("GSR") and Anvil International Finance Limited ("AIFL") (the "Purchase Agreement")); capitalized terms herein, unless otherwise defined, shall have the meanings ascribed to them in the Purchase Agreement), made between the Assignor, GSR and AIFL.

NOW THIS DEED WITNESSETH as follows:

On and from the date hereof, the Assignor hereby assigns and transfers to the Assignee all the rights, title and interest in, to and under the BGL Debt, all the rights, title and interest in, to the documentation pertaining thereto and all the rights arising under or in connection with the BGL Security Documentation relating to the BGL Debt and (in each case) the full benefit and advantage thereof TO HOLD the same unto the Assignee absolutely.

The Assignor hereby covenants with the Assignee that the amount of 22.2% of the total indebtedness of BGL to GSR and Anvil of $28,898,200, which equals $6,415,400 o is still owed by BGL to the Assignor under the BGL Debt and that there are no other debts due or owing from BGL to the Assignor on any account whatsoever. The Assignor hereby represents and warrants to the Assignee that the Assignor has the right, power and authority to enter into this Deed of Assignment and to perform the transaction contemplated hereby.

BGL hereby acknowledges: 1) the amount of the BGL Debt still owed to the Assignor as of the date hereof; and 2) receipt of notice in writing from the Assignee of the assignment of the BGL Debt from the Assignor to the Assignee.

The Assignee acknowledges that the Assignor has given no warranty or assurance to the Assignee with regard to the recovery of the BGL Debt in whole or in part from BGL.

Article 10 (Attornment and Proper Law) of the Purchase Agreement shall be incorporated in this Deed of Assignment, mutatis mutandis.

This deed of Assignment is entered into subject to the Purchase Agreement.

This Deed of Assignment may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and, notwithstanding their date of execution, shall be deemed to bear the date as of the date above written. Execution and delivery of counterparts of this Deed of Assignment by facsimile by any party shall be binding on all parties to this Deed of Assignment.

IN WITNESS WHEREOF, the parties have executed this Deed of Assignment as of the date first above written.

                                           ANVIL MINING NL


                                           PER:
                                               --------------------------------

                                           BOGOSO HOLDINGS


                                           PER:
                                               --------------------------------

                SCHEDULE "E" TO THE SHARE AND ASSET ACQUISITION AGREEMENT DATED AUGUST 6, 2001, AMONG ANVIL MINING NL, ANVIL INTERNATIONAL FINANCE LIMITED AND GOLDEN STAR RESOURCES LTD.


                        ASSIGNMENT AND NOVATION AGREEMENT

                        ASSIGNMENT AND NOVATION AGREEMENT


THIS ASSIGNMENT AND NOVATION AGREEMENT made this o day of o, 2001,

BETWEEN:

              ANVIL MINING NL, a company organized and existing under the laws of Australia and having its registered office at Ground Floor, 278 Stirling Highway, Claremont, Western Australia, 6010, Australia

              (hereinafter referred to as "Anvil")

and

              BOGOSO HOLDINGS, a company incorporated under the laws of Cayman Islands and having its registered office at 5th Floor, Butterfields House, Fort Street, P.O. Box 219G, Georgetown, Grand Cayman, Cayman Islands

              (hereinafter referred to as "BH")

and:

              GOLDEN STAR RESOURCES LTD., a corporation amalgamated under the laws of Canada and having its registered office in Vancouver, Canada and its principal office at 10579 Bradford Road, Suite 103, Littleton, CO 80127-4247, U.S.A.

              (hereinafter referred to as "GSR")

WHEREAS:

A. Pursuant to that certain revised and restated agreement for the sale and purchase of debt and 90% of the shares of BGL, dated as of June 1, 1999 (the "Bogoso Purchase Agreement"), by and between Golden Star Resources Ltd. ("GSR"), Anvil and the sellers named therein, GSR and Anvil acquired an interest in the Bogoso project in Ghana, as more particularly set forth in the Bogoso Purchase Agreement.

B. Pursuant to that certain Heads of Agreement, as dated April 30, 1999, as amended (the "Heads of Agreement"), by and between Anvil and GSR, Anvil and GSR entered into a joint venture for the purpose of holding their interest in BGL and operating the Bogoso gold mine in Ghana.

C. Pursuant to a share and asset acquisition agreement dated August 6, 2001 (the "Purchase Agreement") among Anvil, GSR and Anvil International Finance Limited ("AIFL"), Anvil has agreed to assign all of its right and obligations under the Bogoso Purchase Agreement and the Heads of Agreement to GSR's nominee, BH, (the "Assigned Interest") and BH has agreed to accept the assignment of the Assigned Interest.

NOW THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, BH and Anvil covenant and agree as follows:


     1. Effective as of o, 2001 (the "Effective Date"), Anvil assigns, transfers, conveys and sets over the Assigned Interest to BH, together with all benefits and advantages to be derived therefrom, to have and to hold the same to BH for its sole use and benefit absolutely, subject to the terms of the Bogoso Purchase Agreement and the Heads of Agreement.

     2. Effective as of the Effective Date, BH accepts the assignment and transfer of the Assigned Interest and BH agrees with Anvil that it shall, at all times thereafter observe and perform every covenant and term on the part of Anvil in the Bogoso Purchase Agreement and the Heads of Agreement as if BH had been originally named as a party thereto in the place and stead of Anvil.

     3. Effective as of the Effective Date, BH and GSR release, relieve and discharge Anvil from the performance of its covenants, obligations and liabilities under the Bogoso Purchase Agreement and the Heads of Agreement with respect to the Assigned Interest.

     4. This Agreement shall be construed and enforced under the laws of the state of Colorado, U.S.A.

     5. The parties shall, at all times, do all further acts and execute and deliver all further documents as shall be reasonably required in order to fully perform the terms of this Agreement.

     6. The initial address of BH for service of notices, reports and all communications required or permitted by the provisions of the Bogoso Purchase Agreement and the Heads of Agreement with respect to the Assigned Interest shall be:

                  Bogoso Holdings
                  5th Floor, Butterfields House
                  Fort Street, P.O. Box 219G
                  Georgetown, Grand Cayman
                  Cayman Islands
                  Attention:  Peter Bradford

     7.  This Agreement is entered into subject to the Purchase Agreement.

     8. This Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and, notwithstanding their date of execution, shall be deemed to bear the date as of the date above written. Execution and delivery of counterparts of this Agreement by facsimile by any party shall be binding on all parties to this Agreement.

     9. This Agreement shall enure to the benefit of and be binding upon the parties and their successors and permitted assigns.

IN WITNESS WHEREOF, BH and Anvil have executed this Agreement as of the date first set forth above.


                                           ANVIL MINING NL



                                           Per:
                                               --------------------------------


                                           BOGOSO HOLDINGS



                                           Per:
                                               --------------------------------


                                           GOLDEN STAR RESOURCES LTD.



                                           Per:
                                               --------------------------------

                SCHEDULE "F" TO THE SHARE AND ASSET ACQUISITION AGREEMENT DATED AUGUST 6, 2001, AMONG ANVIL MINING NL, ANVIL INTERNATIONAL FINANCE LIMITED AND GOLDEN STAR RESOURCES LTD.

                           BGL SECURITY DOCUMENTATION

1.       THE ENGLISH CHARGE

         A deed of charge dated 18 January, 1990 and made by BGL in favour of The Law Debenture Trust Corporation p.l.c., IFC and DEG, pursuant to which BGL created fixed and floating security on BGL's assets for all moneys and liabilities owing by BGL to the Secured Lenders (as defined therein) from time to time on the terms and subject to the conditions stated therein as amended by the Supplemental English charge dated 22 March 1994.

2.       THE GHANAIAN DEBENTURE

         A debenture dated 18 January, 1990 registered at the Lands Title Registry Accra as No. 1495/1990 and made by BGL in favour of The Law Debenture Trust Corporation, IFC and DEG, whereby BGL gave fixed and floating security over its assets in favour of the Trustee for all moneys and liabilities owing by BGL to the Secured Lenders (as defined therein) from time to time on the terms and subject to the conditions stated therein as amended by the Supplemental Ghanaian Debenture dated 22 March 1994.

3.       THE ASSIGNMENT OF INSURANCES

         A deed of assignment dated 26 February, 1990 and made between BGL, The Law Debenture Trust Corporation p.l.c., DEG and IFC, inter alia, pursuant to which BGL assigned to The Law Debenture Trust Company p.l.c. by way of mortgage all its right, title and interest in and to all insurances required to be effected by BGL under which a claim is to be payable in any freely convertible and transferable currency other than Cedis and by way of floating charge to The Law Debenture Trust Corporation p.l.c. all other insurances required to be effected by BGL on the terms and subject to the conditions stated therein.

4.       FOREIGN EXCHANGE RETENTION ACCOUNT AGREEMENT

         An agreement dated 18 January, 1990 made between BGL, Barclays Bank PLC, The Law Debenture Trust Corporation p.l.c., the Republic of Ghana, the Bank of Ghana, Ghana Commercial Bank, IFC and DEG whereby, inter alia, there was established a mechanism for the collection, investment and administration of BGL's funds in one or more accounts maintained with Barclays Bank PLC and Ghana Commercial Bank as amended by the Supplemental Foreign Exchange Retention Account Agreement dated 22 March, 1994.

5.       THE MINING LEASE AGREEMENT

         An agreement dated 18 January, 1990 entered into between the Republic of Ghana, IFC, DEG and The Law Debenture Trust Corporation p.l.c., providing, inter alia, for certain consents and assurances from the Republic of Ghana in relation to the Mining Leases (as defined therein) and the Transactions contemplated by the Financing Documents and the Security Documents (both as defined therein).

6.       THE TRUST DEED

         An agreement dated 18 January, 1990 entered into between BGL, The Law Debenture Trust Corporation plc, the Republic of Ghana, Bank of Ghana, DEG, IFC and the Representatives (as defined therein).

                SCHEDULE "G" TO THE SHARE AND ASSET ACQUISITION AGREEMENT DATED AUGUST 6, 2001, AMONG ANVIL MINING NL, ANVIL INTERNATIONAL FINANCE LIMITED AND GOLDEN STAR RESOURCES LTD.

               CERTIFICATION OF NON CANADIAN BENEFICIAL OWNERSHIP

TO:      GOLDEN STAR RESOURCES LTD. (THE "CORPORATION")
         THE TORONTO STOCK EXCHANGE
         ONTARIO SECURITIES COMMISSION

RE: ISSUANCE OF 3,000,000 COMMON SHARES OF GOLDEN STAR RESOURCES LTD. PURSUANT TO THE SHARE AND ASSET ACQUISITION AGREEMENT DATED AUGUST 6, 2001, AMONG ANVIL MINING NL, ANVIL INTERNATIONAL FINANCE LIMITED AND GOLDEN STAR RESOURCES LTD.

The undersigned hereby certifies that the 3,000,000 common shares represented by the certificate registered in the name of the undersigned, and received by it pursuant to the above agreement are not held beneficially or otherwise for any person or persons resident in Canada or the United States of America.

The undersigned further certifies that the common shares of the Corporation represented by the certificate registered in the name of the undersigned is not beneficially owned by any officer, director or insider of the Corporation.

This certificate may be relied upon by the Corporation in its dealings with The Toronto Stock Exchange and the Ontario Securities Commission.

DATED as of this ____ day of _______________, 2001.


                                    ANVIL MINING NL
                                    -------------------------------------------
                                    (Name of holder - please print)


                                    -------------------------------------------
                                    (Authorized signature)


                                    -------------------------------------------
                                    (Official capacity - please print)


                                    -------------------------------------------
                                    (Please print name of individual whose
                                    signature appears above, if different from name of holder, printed above)